EXHIBIT 24


1.  Powers of Attorney from the following persons are attached:

                         Patricia C. Barron
                         William O. Bourke
                         John R. Hall
                         Robert L. Hintz
                         William H. Joyce
                         Mylle Bell Mangum
                         D. Larry Moore
                         James M. Ringler
                         Robert J. Vlasic
                         Joe B. Wyatt

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   Patricia C. Barron
                                   Patricia C. Barron

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   William O. Bourke
                                   William O. Bourke

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   John R. Hall
                                   John R. Hall

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   Robert L. Hintz
                                   Robert L. Hintz

                           POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   William H. Joyce
                                   William H. Joyce

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   Mylle Bell Mangum
                                   Mylle Bell Mangum

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   D. Larry Moore
                                   D. Larry Moore

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   James M. Ringler
                                   James M. Ringler

                            POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 17th day of April, 1996.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   Robert J. Vlasic
                                   Robert J. Vlasic

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1995 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all Registration Statements on Form S-8, or on such other form as may be appropriate, for registration of up to 2,000,000 shares of the Company's common stock, without par value (the "Common Stock"), to be offered and sold under the Reynolds Metals Company 1996 Nonqualified Stock Option Plan, and any and all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto and documents in connection therewith, with the SEC; and

        (iii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of Common Stock in connection therewith; (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees;
(c) the offer and sale of up to 50,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Employees Savings Plan; (d) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan; (e) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan; (f) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan; and (g) the offer and sale of 30,000 shares of Common Stock under the Reynolds Metals Company Restricted Stock Plan for Outside Directors; and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

         (iv) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

         (vi) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1997.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 16th day of February, 1996.



                                   Joe B. Wyatt
                                   Joe B. Wyatt